Exhibit 99.1

Investor Meetings 2Q - 2020

Safe Harbor Statement CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This document contains “forward - looking statements” within the meaning of section 27 A of the Securities Act of 1933 and section 21 E of the Securities Exchange Act of 1934 . All statements, other than statements of historical facts included in this presentation, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections , including without limitation the information under the heading “Group Improvement Targets” , are forward - looking statements . We intend these forward looking statements to be covered by the safe harbor provisions for forward - looking statements in the United States federal securities laws . In some cases, these statements can be identified by the use of forward - looking words such as “may”, “should”, “could”, “anticipate”, “estimate”, “expect”, “plan”, “believe”, “predict”, “potential”, “intend”, “target” or similar expressions . These forward - looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control . Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large including losses related to the COVID - 19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding estimated synergies and the success of the integration of acquired entities, our expectations regarding the estimated benefits and synergies related to our transformation program, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates . Forward - looking statements only reflect our expectations and are not guarantees of performance . These statements involve risks, uncertainties and assumptions . Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements . We believe that these factors, include but are not limited to, the following : • the adverse impact of the ongoing COVID - 19 pandemic on our business, results of operations, financial condition and liquidity ; • the cyclical nature of the (re)insurance business leading to periods with excess underwriting capacity and unfavorable premium rates ; • the occurrence and magnitude of natural and man - made disasters ; • the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes ; • losses from war, terrorism and political unrest or other unanticipated losses ; • actual claims exceeding our loss reserves ; • general economic, capital and credit market conditions ; • the failure of any of the loss limitation methods we employ ; • the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions ; • our inability to purchase reinsurance or collect amounts due to us ; • the breach by third parties in our program business of their obligations to us ; • difficulties with technology and/or data security ; • the failure of our policyholders and intermediaries to pay premiums ; • the failure of our cedants to adequately evaluate risks ; • inability to obtain additional capital on favorable terms, or at all ; • the loss of one or more key executives ; • a decline in our ratings with rating agencies ; • loss of business provided to us by our major brokers and credit risk due to our reliance on brokers ; • changes in accounting policies or practices ; • the use of industry catastrophe models and changes to these models ; • changes in governmental regulations and potential government intervention in our industry, failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices ; • increased competition ; • changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's withdrawal from the European Union ; • fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, the failure to successfully integrate acquired businesses or realize the expected synergies resulting from such acquisitions ; • the failure to realize the expected benefits or synergies relating to our transformation initiative ; • changes in tax laws ; and • the other factors including but not limited to those described under Item 1 A, 'Risk Factors’ in our most recent Annual Report on Form 10 - K and Part II, Item 1 A 'Risk Factors' in our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2020 filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www . sec . gov . Readers are urged to carefully consider all such factors as the COVID - 19 pandemic may have the effect of heightening many of the other risks and uncertainties described . We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise . 1

Vision: Global Leadership in Specialty Risks Targeting top - quintile profitability with industry average volatility Hybrid model – Insurance & Reinsurance Franchise anchored in leadership positions in key markets and distribution relationships Strong relationships with distributors & clients based on expertise, service, agility and claims Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Consistent Commitment to Our Strategy Commitment to underwriting excellence, top caliber talent 2

Pro Lines Property Liability Marine A&H/Other Aviation Credit & Political Risk Terrorism AXIS Capital at a Glance 1 Exchange / Ticker NYSE / “AXS” Market Capitalization 1 $3.5 Billion Gross Premium Written $6.9 Billion Leading Global Underwriter - E&S P&C - Lloyd’s - U.S. Professional Lines - Global Reinsurance 2019 Quarterly Div. / Annual Yield 1 $0.41 / 4.1% AMB/S&P Financial Strength Ratings A / A+ Office Locations 28 Offices (2) across 3 Continents Leading Specialty Insurer and Global Reinsurer We provide our clients and distribution partners with a broad range of risk transfer products and services, meaningful capaci ty and solid financial strength Insurance 53% Reinsurance 47% Total FY2019 GPW: $6.9 billion Specialty Cat Liability Motor Property A&H Pro Lines Insurance Reinsurance (1) Market data as of 8/1/20 (2) Includes Lloyd’s booths 3

AXIS : The Profitable Growth Engine • Margin Improvement: Major repositioning of the portfolio over the past 3 years will continue driving improving results • Leading Market Position: Over 80% of AXIS’ portfolio is in markets seeing the strongest improvements including E&S Property, E&S Casualty, Lloyd’s, Professional Lines and a number of areas in Reinsurance • Pricing Momentum: Double - digit growth in core insurance lines of business supported by strong rate increases across virtually every line of business and expected to continue into 2021; Reinsurance pricing gaining momentum heading into January renewal season • Efficient Platform: Completed $100 million integration and operational savings initiative; announced an additional $50 million of savings for 2020 (1) • Attractive Valuation : Global platform with improving profitability trading below book value with a 4.1% dividend yield 4 (1) Savings compared to the 2017 pro - forma expense run - rate post Novae; $50 million of expense reduction from the 2020 Budget.

• 100% of staff is working remotely with no loss in production or capabilities; Engagement scores have grown • Utilizing remote collaboration and meeting technology to keep teams connected, informed and safe, and we also provided a stipend for office and technology equipment. • Allowing for flexible work schedules for employees in need of support due to COVID - 19 related circumstances, as well as a voluntary return - to - office policy through 2020. • Education, training and materials are made available to employees on health, mindfulness, wellbeing, and managing remotely. AXIS Responds to the Pandemic 5 CLIENTS & PARTNERS • One of the first P&C companies to release a more transparent and granular loss estimate for the Pandemic: $235 million as it relates to directly impacted lines of business. • Underwriting guidelines adjusted to reflect impact of the pandemic and economic uncertainty. • Utilization of collaboration tools to stay connected with our clients and distribution partners, and to quickly address any questions or concerns that may arise. • AXIS committed a $1 million donation to support COVID relief efforts, including funding to address pressing local needs in the communities where AXIS operates. • Included in the above contribution is $100,000 to support underserved communities that have been disproportionately impacted by the pandemic and that struggle with social inequality. COMMUNITIES EMPLOYEES AXIS is committed to supporting our clients, partners, employees and communities as the COVID - 19 situation evolves. We’re investing in a wide variety of technology to provide a first - class platform to all constituents. Examples of our response:

Insurance: • Rates were up 15% across the book in 2Q20 vs 10% in 1Q20 and 7% in 2Q19 • Average rate increases of ~12% for YTD2020 • Rate increases seen in almost every line of business and achieving double - digit rate increases in numerous Property, Casualty and Marine classes Reinsurance: • Pricing up 12% overall in 2Q20 with the cat business up ~20% and the non - cat business up ~10% • Achieved 50%+ rate increases for Japan Wind at the 4/1 renewal period • 1/1/21 average renewal rate increases expected to continue as the pricing environment continues to harden • Quota Share business (~60% of book) benefitting from improvements in pricing in Primary Markets Pricing momentum expected to continue into 2021 and possibly further • Pricing up in almost every line of business with many classes seeing strong double digit increases • Industry issues such as low interest rates, lower levels of favorable development, social inflation and the Covid - 19 Pandemic should drive further pricing improvements into 2021 and possibly further Pricing Momentum Continues to Accelerate Across the Board 6 (1) Rate data is on a written basis 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 Insurance - Total International United States Pro Lines Insurance Rate Improvements by Division 1

Executing the Strategy 7 Ex - PGAAP Ex - Cat AY Combined Ratio (1) Further information regarding ex - PGAAP data is available in the Company's Investor Financial Supplements for the fourth quarter 2017 through the second quarter 2020. AXIS has positioned itself to excel in the current firming P&C market and the underwriting performance is producing tangible results 97.6% 97.1% 97.0% 92.3% 90% 92% 94% 96% 98% 100% FY2018 FY2019 1H19 1H20 Margin Improvement from Multiple Sources • Disciplined Underwriting has driven consistent improvement in the loss ratios • Strategic distribution management has reduced acquisition costs • A strong focus on expenses has led to improved G&A ratios

61.7% 60.6% 59.3% 57.5% 55% 58% 60% 63% 65% FY18 FY19 1H19 1H20 Group: Underwriting Actions Drive Improving Performance 8 Group Ex - Cat AY Loss Ratio Improvement Loss ratio improvement driven by: • Enhanced pricing, improved terms/conditions and lower limits drive improved loss ratios coupled with greater stability • Portfolio construction coupled with improved mix of business

58.0% 56.0% 54.7% 54.3% 53.5% 3.3% 2.5% 2.3% 3.2% 1.5% 44% 48% 52% 56% 60% 64% 2017 2018 2019 1H19 1H20 Continuing Lines Ex-cat AY Loss Ratio Exited Lines Impact 58.5% 57.0% 54.9% 57.5% Insurance Segment: Underlying Loss Ratio Improvement 9 Portfolio Changes Driving Improving Loss Ratios: • 6.4 points of underlying margin improvement since YE2017 • Strong pricing momentum, while maintaining disciplined loss picks in all lines • Portfolio repositioning leading to improved underlying profitability • Opportunities for further loss ratio improvements include: • Reduction of impact from exited lines of business • Enhanced portfolio construction 61.3% (1) Exited Lines includes those insurance lines of business that AXIS exited or placed into run - off in 2019, as well as those insura nce lines of business that Novae exited or placed into run - off in the fourth quarter of 2016 and in the first quarter of 2017. AXIS exited insurance lines include Energy Onshore, Healthcar e, U.S. Property, Risk Management Property, Management Liability Solutions, Marine Hull, Crisis Management, and certain MGA programs. Novae discontinued insurance lines include fin anc ial institutions, professional indemnity, international liability, international direct and facultative property. Novae discontinued reinsurance lines include motor reinsurance, gen era l liability reinsurance, and international facultative property.

65.6% 64.8% 64.0% 61.0% 60.4% 58% 60% 62% 64% 66% 68% 2017 2018 2019 1H19 1H20 Ex-cat AY Loss Ratio Reinsurance Segment: Underlying Loss Ratio Improvement 10 Portfolio Changes Driving Improving Loss Ratios: • 5.2 points of underlying margin improvement since YE2017 • Pricing momentum expected into 1/1/2021 coupled with continued underwriting improvements • Disciplined underwriting and portfolio management driving improvements • Opportunities for further loss ratio improvements include: • Improved business mix coupled with pricing firming at an accelerating pace • Continue to leverage third party capital

Significant Reduction in Cat Exposure Reduces Volatility and Enhances Capital Efficiency Southeast Wind Single Event PML’s 1 2020 Catastrophe Tower Highlights ($ in millions) $200 $300 $400 $500 $600 $700 $800 2Q18 2Q19 2Q20 1 in 50 1 in 100 1 in 250 • In 2020 the lower portion of the PML curve was further reduced to improve earnings stability while improving reinsurance buying efficiency by non - renewing a higher attaching cat bond • Improved pricing, spread of risk, and greater geographic diversification provide better balance of frequency and severity protection with improved underlying economics (1) Probable Maximum Loss (PML) is for a single US Southeast Wind event as disclosed in the financial supplement; Occurrence Exce eda nce Probability (OEP) shown in chart above 11 SE Wind Single Event PML Reductions Over Past Two Years: • 1 - in - 50 Year event: 45% reduction • 1 - in - 100 Year Event: 42% reduction • 1 - in - 250 Year Event: 15% reduction

PML’s Have Reduced Across the Curve 1 12 AXIS has reduced its PML’s across the distribution to mitigate volatility (1) Aggregate Exceedance Probability (AEP) PML’s shown in chart above • The 2017 net cat losses would be ~55% lower under the current in - force program

AXIS is a Growing Manager of Third Party Capital Strategic Capital Partners Fee Income (1) Strategic Capital Partners AUM Growth Premium Ceded to Strategic Capital Partners ($ in millions) ($ in millions) $1,003 $778 $489 $304 $105 $49 2019 2018 2017 2016 2015 2014 13 $6.3 $8.5 $21.8 $36.0 $48.0 $80.3 $32.0 2014 2015 2016 2017 2018 2019 1H20 (1) Additional disclosures regarding fee income can be found in the Company’s investor Financial Supplement $0.0bn $0.5bn $1.0bn $1.5bn $2.0bn 2015 2016 2017 2018 2019 2020 AUM Growth ($bn) Harrington AVRL Other Strategic Partners Alturas

Executing Expense Management Initiatives 14 Focused Expense Management: • Achieved our operational and integration savings initiative ahead of targeted timeframe • During 1Q20 announced $50 million of expense cuts from our 2020 budget in recognition of the economic and market uncertainties • Systematically leveraging data and technology to deliver increased operating efficiency over time Note: Dollars in millions $275 $272 $244 $200 $220 $240 $260 $280 $300 1H18 1H19 1H20 Underwriting G&A Expenses

Profitable Growth Accelerating • Grew core lines of business where rates are adequately and AXIS has the underwriting expertise, market relevance, and platfor m t o drive sustainable profitable growth • Growth in lines such as Marine Cargo, Cyber and Renewable Energy continue to provide strong double - digit ROE opportunities • Property programs as well as Professional Liability and Excess Casualty lines continue to see strong double - digit rate increases Tactical & Disciplined Underwriting • Underwriting leverage is up over 40% over the past 5 years as the portfolio becomes more capital efficient • Exited over $470 million of underperforming lines and invested in more attractive markets On the Front Foot for Profitable Insurance Growth 15 Insurance Segment GPW Changes Targeting Profitable Growth 1 ($ in millions) (1) Exited Lines includes those insurance lines of business that AXIS exited or placed into run - off in 2019, as well as those insura nce lines of business that Novae exited or placed into run - off in the fourth quarter of 2016 and in the first quarter of 2017. AXIS exited insurance lines include Energy Onshore, Healthcare, U.S. Property, Risk Management Propert y, Management Liability Solutions, Marine Hull, Crisis Management, and certain MGA programs. Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, internati ona l direct and facultative property. $809 $933 $864 $944 $929 $1,030 $42 $35 $31 $18 $12 $8 $851 $968 $895 $962 $941 $1,038 $700 $800 $900 $1,000 $1,100 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Continuing Lines GPW Exited Lines GPW Further pricing momentum as well as improved terms and conditions are reaching nearly every line of business AXIS writes

-80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% Agriculture Engineering Catastrophe Credit & Surety Property Motor Pro Lines Liability Reinsurance GPW Growth 1H20 vs 1H19 Strategic Reinsurance Growth: Where it Matters AXIS has been focused on profitable growth where risk selection and rate adequacy drive sound underwriting decisions As reinsurance rates firm heading into January 1 renewals more growth opportunities will become available 16 Significant rate increases in US and Global Markets Strategic reductions for certain US and LatAm accounts Reductions in LatAm offset by increases in mortgage Cancelled certain accounts in US and APAC Reduction for selected projects Non - renewal of business in India and China New business as well as certain timing in LatAm Significant rate increases in a number of Pro Lines

Much More Efficient Use of Capital

AXIS

Current and Historical Capitalization *($ in millions)*

		At Dec. 31, 2018		At June 30, 2020	
Coupon	**Instrument**	**Actual**	*After-Tax Cost*	**Actual**	*After-Tax Cost*
2.650%	Senior Notes Due 2019[1]			-	
5.875%	Senior Notes Due 2020[2]	500	*4.64%*	-	
4.000%	Senior Notes Due 2027	350	*3.24%*	350	*3.24%*
3.900%	Senior Notes Due 2029	-		300	*3.08%*
5.150%	Senior Notes Due 2045	250	*4.17%*	250	*4.17%*
4.900%	Junior Sub Notes due 2040	-		425	*3.87%*
Total Debt		**$1,100**		**$1,325**	
5.500%	Series D Preferred Shares[2]	225	*5.50%*	-	
5.500%	Series E Preferred Shares	550	*5.50%*	550	*5.50%*
Total Preferred		**$775**		**$550**	
Common Shareholders' Equity (inc. AOCI)		**4,255**		**4,748**	
Total Capitalization		**$6,130**		**$6,623**	
Total Debt + Preferred as % of Total Capital		30.6%		28.3%	
Cost of Capital (Debt and Preferred Only)			4.67%		4.14%
Pro Forma Savings vs. YE 2018					**$9.9**
Annualized EPS Accretion from Funding Cost Reduction					**$0.12**

- Lowered the weighted average cost of funding by 53 basis points
- Debt + Preferred to Total Capital Ratio now within target range
- No further debt refinancing needed till 2027

(1) Eliminated due to maturity in April 2019; pre-funded with November 2017 offering of 4.00% senior notes due 2027
(2) Refinanced with $300m senior notes maturing in 2029 and $425m junior subordinated notes maturing in 2040

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18 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1H20 Cumulative Shares Repurchased Cumulative Dividends Active Capital Management (1) Dollars in millions AXIS has returned over $6 billion to shareholders since inception 1 • AXIS has one of the highest dividend yields among its peers at 4.1% • The company has reduced its leverage to within its targeted range • Share repurchases will be opportunistic in the face of a firming market environment

19 Leading Insider Ownership AXIS Insiders Continue to Personally Invest in the Company 1 • AXIS has amongst the highest levels of insider ownership vs. peers • The entrepreneurial momentum continues to expand in the third quarter 2.4% 3.1% 0.7% 1.8% 0.9% 2.8% 3.1% 0.7% 1.8% 1.0% 5.1% 3.1% 0.7% 1.7% 1.0% 0% 1% 2% 3% 4% 5% 6% AXS Peer 1 Peer 2 Peer 3 Peer 4 4Q19 1Q20 2Q20 (1) Data as of 6/30/20; Peers include ACGL, CB, RE, RNR

Achieving Significant Progress Across the Platform

AXIS

In the past five years, AXIS has implemented significant change to its platform and portfolios

Key Drivers of Recent Progress[1]		Improvement Targets[3] vs. FY19
GPW Growth	• Sustained pricing improvements • Strong positions in E&S, Lloyd's, specialty markets • Disciplined underwriting remains key	**Well positioned for profitable growth in all of our key markets where risks are adequately priced**
Ex-Cat AY Loss Ratio Improvement Group: 3.1 points *Insurance: 4.3 points* *Reinsurance: 1.6 points*	• Sustained pricing improvements • Stronger Terms/conditions; Lower Limits; Reduced PML's • Exited lines[2] + portfolio construction	**Improve 2-3 Points**
Cat Loss Ratio: Improved 12.9 points	• Reduced Insurance property book • Lowered limits in cat exposed lines • Reduced PML's across the curve • Achieving double-digit rate increases	**Improve 1-2 Points**
Acquisition Ratio: 22.3% in FY2019	• Reducing Cover Holder business • Adjusting broker commissions	**Improve 1-2 Points**
G&A Expense Ratio: Flat at 13.9%	• $100 million cost savings target achieved • Additional $50 million of cost saves expected in 2020 • Right sizing expenses in face of Pandemic	**Expect mid-to-high13s run-rate by 2021**

Achieved 96.4% Combined Ratio in 1H20 Ex-Covid

Targeting a Low-90s Combined Ratio to Drive Attractive ROEs

(1) Progress shown between year-end 2017 and year-end 2019 unless otherwise specified
(2) Exited Lines includes those insurance lines of business that AXIS exited or placed into run-off in 2019, as well as those insurance lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. AXIS exited insurance lines include Energy Onshore, Healthcare, U.S. Property, Risk Management Property, Management Liability Solutions, Marine Hull and War, Crisis Management, and certain MGA programs. Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, international direct and facultative property.
(3) Improvement Targets do not take into account unusual or infrequently occurring events.

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Corporate Social Responsibility at AXIS Philanthropy – supporting charitable causes that align with our values; Donated $1 million to Covid - 19 relief effort Diversity & Inclusion – implementing practices to enhance D&I within our Company as well as the larger profession Corporate Purpose: Living our values, giving back to our communities, and contributing to a more sustainable future Advocacy – advocate for issues that help our industry, our customers and our communities AXIS has long been a values - based organization and over the past year we have significantly scaled up our efforts by launching a formalized corporate social responsibility program with four core pillars: Environmental – enhancing our corporate and business practices to help ensure a more sustainable future 21

Our Purpose, Strategic Vision and Values 22 Our Purpose ( who we are ) Our Strategic Vision ( what we do ) Our Values ( how we do it ) We are One AXIS. We build positive energy and a collaborative environment where diversity of teams and perspectives is respected and valued. We insist on a culture of inclusivity and empathy – where we invest in and support one another. We deliver on our promises. Our clients, brokers and communities are at the center of all that we do and we stand by them. We measure ourselves on how well we have served our customers and helped them to pursue their goals. We never compromise our integrity. We are compelled to do what is right and just, guided by our moral compass. Trust, transparency, and accountability are paramount. We are passionate. We are relentless in our execution, disciplined in our pursuits, and resilient through challenges. We set ambitious goals, raising the bar for each other and celebrating our collective achievements. We are dynamic. We are intellectually curious – continuously learning, adapting, and improving. We are bold, innovative, and take ownership of our future. In a world filled with risk and uncertainty, we give people and organizations the confidence they need to pursue their goals and ambitions. Be leaders in our chosen markets, standing apart for delivering services and products that directly meet our clients' needs. • Win with our Partners • Deliver Innovative Underwriting • Be Nimble, Be Adaptive

Conclusion AXIS is a leading specialty insurer and global reinsurer Strong franchise with superior position in chosen specialty markets that are exhibiting the most attractive opportunities Completed repositioning of the portfolio. Pace of underwriting margin improvement should continue given ongoing portfolio improvements and acceleration in pricing Enhanced use of reinsurance, retro and third party capital driving better risk adjusted returns with lower volatility Building a stronger, more profitable and more stable underwriter of specialty risks 23

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